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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 8, 2004

                               CORVIS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-30989                                         52-2041343
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 7015 Albert Einstein Drive, Columbia, Maryland
          (Address Of Principal Executive Offices, including Zip Code)

                                 (443) 259-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosures

On March 8, 2004, Corvis Corporation issued a press release announcing that it signed an agreement to acquire Focal Communications Corporation. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORVIS CORPORATION


Dated: March 8, 2004                    /S/ Kim D. Larsen
                                        ----------------------------------------
                                        By: Kim D. Larsen
                                        Its: Senior Vice President,
                                             Business Development

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EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    10.1      Agreement and Plan of Merger among Corvis Corporation, Corvis
              Acquisition Company, Inc. and Focal Communications Corporation dated as of March 3, 2004 [The schedules and exhibits to the Agreement and Plan of Merger have been omitted. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.]

    99.1 Press release issued on March 8, 2004 announcing that Corvis Corporation signed an agreement to acquire Focal Communications Corporation